UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

INFLATION INDEXED PLUS BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Inflation Indexed Plus Bond Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Western Asset Inflation Indexed Plus Bond Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven

Western Asset Inflation Indexed Plus Bond Fund	III

Investment commentary (cont’d)

months and peaked at 57.3 in November, the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Inflation Indexed Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in inflation-indexed fixed-income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities (“TIPS”)i. Fundamental investment techniques are used to select issues. Although the Fund may invest in securities of any maturity, the dollar-weighted average effective durationii of the Fund is expected to range within three years of that of its benchmark, the Barclays U.S. TIPS Indexiii. Therefore, the range within which the dollar-weighted average effective duration of the Fund is expected to fluctuate is six to twelve years, although this may vary. The Fund is expected to maintain a dollar-weighted average credit quality of at least A/A.

The Fund intends to sell protection in connection with credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of credit default swaps will not exceed 40% of the Fund’s net assets, although such exposure may exceed 40% from time to time.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-durationiv Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)v and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in late April and early May 2013.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	1

Fund overview (cont’d)

Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year Treasury since July 2011. All told, the Barclays U.S. Aggregate Indexvi returned -2.02% for the twelve months ended December 31, 2013, its first calendar year decline since 1999.

Inflation was generally well contained during the reporting period. For the twelve months ended December 31, 2013, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vii, was 1.5%. The CPI-U less food and energy was 1.7% over the same time frame. Given benign inflation and sharply rising interest rates, U.S. TIPS generated very weak results. During the twelve months ended December 31, 2013, the Barclays U.S. TIPS Index returned -8.61%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period.

During the first half of the period, we moderately increased our allocation to U.S. TIPS and moved out of our small high-yield corporate bond position. We also used the sharp sell-off in TIPS to increase our interest rate exposure in the portfolio, having been very defensive at the outset of the year. Elsewhere, over the period we generally increased our short Canadian dollar position, as well as increased a short euro position in the latter half of the period. Finally, we began the period with a short yen position which we took off in the spring, but reestablished in the summer.

The Fund employed interest rate futures and options during the reporting period to manage its yield curveviii positioning and duration. The use of these instruments contributed to performance. Currency forwards were used to hedge the Fund’s currency risk and manage its currency exposures. They were additive for performance during the reporting period.

Performance review

For the twelve months ended December 31, 2013, Class I shares of Western Asset Inflation Indexed Plus Bond Fund returned -8.19%. The Fund’s unmanaged benchmark, the Barclays U.S. TIPS Index, returned -8.61% for the same period. The Lipper Inflation Protected Bond Funds Category Average1 returned -7.55% over the same time frame.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 204 funds in the Fund’s Lipper category, excluding sales charges.

2	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Performance Snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Inflation Indexed Plus Bond Fund:
Class A	-1.40%	-8.52%
Class C	-1.86%	-9.23%
Class C1	-1.74%	-9.09%
Class FI	-1.44%	-8.64%
Class R	-1.59%	-8.93%
Class I	-1.18%	-8.19%
Class IS	-1.17%	-8.17%
Barclays U.S. TIPS Index	-1.31%	-8.61%
Lipper Inflation Protected Bond Funds Category Average[1]	-0.90%	-7.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements,

without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2013 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were -2.56%, -3.80%, -3.09%, -3.01%, -3.31%, -2.47% and -2.43%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class C, Class FI and Class R shares would have been -4.09%, -3.06% and -3.31%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ. The 30-Day SEC Yield includes adjustments for inflation to both U.S. and foreign portfolio securities that are linked to inflation indices. Please note, inflation adjustments to U.S. securities often occur at different intervals than foreign securities. These adjustments can cause the Yield to change substantially from month-to-month. Increases in the inflation rate may result in the Fund reporting an exceptionally high yield which may not be repeated.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.67%, 1.29%, 1.22%, 0.89%, 0.99%, 0.31% and 0.26%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	3
[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 209 funds for the six-month period and among the 204 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges.

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.40% for Class C1 shares, 0.85% for Class FI shares and 1.15% for Class R shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Contributors to the Fund’s relative performance for the period came from a variety of sources. Our interest rate views contributed to results, especially in the early part of the period, as bond markets suffered and rates rose given the Fed’s changing policy stance.

Our decision to overweight longer maturity bonds, especially U.S. TIPS, also added value throughout the year. In addition, our preference for nominal securities in the first half of the year helped performance. We took this position as we felt that inflation expectations, or breakevens, would decline.

Finally our preference for the U.S. dollar versus both the Canadian dollar and Japanese yen enhanced the Fund’s performance, as the latter two currencies depreciated versus the greenback.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was a small short position to the euro in the latter half of the period. This modestly detracted from results as the euro appreciated versus the U.S. dollar as the period progressed.

Thank you for your investment in Western Asset Inflation Indexed Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. The Fund may be subject to interest rate, income and deflation risks. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Potential active and frequent trading may result in higher transaction costs

4	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

and increased investor liability. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: U.S. Treasury Inflation Protected Securities (93.6%), Non-U.S. Treasury Inflation Protected Securities (0.3%), Corporate Bonds & Notes (0.1%), Asset-Backed Securities (0.0%) and Purchased Options (0.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

U.S. Treasury Inflation Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives, such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.40%	$1,000.00	$986.00	0.65%	$3.25	Class A	5.00%	$1,000.00	$1,021.93	0.65%	$3.31
Class C	-1.86	1,000.00	981.40	1.54	7.69	Class C	5.00	1,000.00	1,017.44	1.54	7.83
Class C1	-1.74	1,000.00	982.60	1.24	6.20	Class C1	5.00	1,000.00	1,018.95	1.24	6.31
Class FI	-1.44	1,000.00	985.60	0.83	4.15	Class FI	5.00	1,000.00	1,021.02	0.83	4.23
Class R	-1.59	1,000.00	984.10	1.08	5.40	Class R	5.00	1,000.00	1,019.76	1.08	5.50
Class I	-1.18	1,000.00	988.20	0.30	1.50	Class I	5.00	1,000.00	1,023.69	0.30	1.53
Class IS	-1.17	1,000.00	988.30	0.26	1.30	Class IS	5.00	1,000.00	1,023.89	0.26	1.33

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-8.52%	-9.23%	-9.09%	-8.64%	-8.93%	-8.19%	-8.17%
Five Years Ended 12/31/13	N/A	N/A	N/A	5.23	N/A	5.68	5.74
Ten Years Ended 12/31/13	N/A	N/A	N/A	N/A	N/A	4.68	N/A
Inception* through 12/31/13	-3.18	-3.96	-7.29	4.71	-3.57	5.78	5.47

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-12.40%	-10.13%	-9.09%	-8.64%	-8.93%	-8.19%	-8.17%
Five Years Ended 12/31/13	N/A	N/A	N/A	5.23	N/A	5.68	5.74
Ten Years Ended 12/31/13	N/A	N/A	N/A	N/A	N/A	4.68	N/A
Inception* through 12/31/13	-5.67	-3.96	-7.29	4.71	-3.57	5.78	5.47

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/13)	-5.27%
Class C (Inception date of 4/30/12 through 12/31/13)	-6.53
Class C1 (Inception date of 10/5/12 through 12/31/13)	8.97
Class FI (Inception date of 6/28/07 through 12/31/13)	34.95
Class R (Inception date of 4/30/12 through 12/31/13)	-5.90
Class I (12/31/03 through 12/31/13)	57.96
Class IS (Inception date of 12/18/08 through 12/31/13)	30.80

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 5, 2012, June 28, 2007, April 30, 2012, March 1, 2001 and December 18, 2008, respectively.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Inflation Indexed Plus Bond Fund vs. Barclays U.S. TIPS Index† — December 2003 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Inflation Indexed Plus Bond Fund on December 31, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. TIPS Index. The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Spread duration (unaudited)

Interest rate exposure — December 31, 2013

†	Represents less than 0.01

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. TIPS Index
WA Inflation Indexed	— Western Asset Inflation Indexed Plus Bond Fund

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	11

Effective duration (unaudited)

Economic exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. TIPS Index
WA Inflation Indexed	— Western Asset Inflation Indexed Plus Bond Fund

12	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 93.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	31,367,817	$36,055,831
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	27,925,227	30,914,092
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	12,921,575	13,834,161
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	9,516,487	12,588,523
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	4,351,480	5,113,668
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	17,404,433	23,852,235
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	13,394,177	15,049,617
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	8,287,094	9,311,328
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	21,775,082	17,505,119
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	10,636,473	8,178,448
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	4,181,748	4,273,549
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	958,230	1,009,959
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	14,674,571	15,638,735
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	46,738,486	47,990,937
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	9,391,105	10,303,807
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	16,677,936	18,353,552
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	29,893,553	30,724,953
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	15,257,270	16,581,555
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	13,630,431	13,901,976
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	13,820,739	14,979,304
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,591,652	6,244,304
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	9,845,010	10,939,499
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	10,846,885	11,604,475
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	49,510,176	52,035,988
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	17,254,395	17,514,557
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	49,486,853	47,561,517
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	24,609,684	23,573,395
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	15,137,874	14,297,011
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	6,563,806	6,330,482
Total U.S. Treasury Inflation Protected Securities (Cost — $542,751,779)				536,262,577
Asset-Backed Securities — 0.0%
Bear Stearns Asset Backed Securities Inc., 2003-ABF1 A	0.905%	1/25/34	57,890	55,349	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.905%	10/25/32	59,473	55,897	(a)
EMC Mortgage Loan Trust, 2003-B A1	0.715%	11/25/41	85,116	83,049	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.845%	3/25/33	20,211	17,678	(a)
Total Asset-Backed Securities (Cost — $219,652)				211,973

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bond & Notes — 0.1%
Utilities — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Mirant Mid Atlantic LLC, Pass-Through Certificates (Cost — $375,290)	9.125%	6/30/17	367,545		$392,814
Non-U.S. Treasury Inflation Protected Securities — 0.3%
Canada — 0.3%
Government of Canada, Bonds (Cost — $2,053,263)	4.250%	12/1/26	1,386,604	CAD	1,822,968

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Put @ $122.50 (Cost — $114,232)		1/24/14	302		113,250
Total Investments before Short-Term Investments (Cost — $545,514,216)					538,803,582

		Maturity Date	Face Amount†
Short-Term Investments — 5.1%
U.S. Government Agencies — 1.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $6,997,219)	0.130%	4/21/14	7,000,000		6,998,726	(c)
Repurchase Agreements — 3.8%
Barclays Capital Inc. repurchase agreement dated 12/31/13; Proceeds at maturity — $21,851,012; (Fully collateralized by U.S. government obligations, 2.000% due 4/30/16; Market value — $22,285,240) (Cost — $21,851,000)	0.010%	1/2/14	21,851,000		21,851,000
Total Short-Term Investments (Cost — $28,848,219)					28,849,726
Total Investments — 99.1% (Cost — $574,362,435#)					567,653,308
Other Assets in Excess of Liabilities — 0.9%					5,400,783
Total Net Assets — 100.0%					$573,054,091

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $575,461,957.

Abbreviation used in this schedule:
CAD	— Canadian Dollar

See Notes to Financial Statements.

14	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Western Asset Inflation Indexed Plus Bond Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes Futures, Put (Premiums received — $36,768)	1/24/14	$120.50	302	$14,156

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	15

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $574,362,435)	$567,653,308
Foreign currency, at value (Cost — $295,860)	300,310
Interest receivable	2,480,302
Deposits with brokers for open futures contracts	1,589,048
Unrealized appreciation on forward foreign currency contracts	1,504,313
Receivable for Fund shares sold	374,199
Receivable from broker — variation margin on open futures contracts	155,375
Prepaid expenses	57,595
Other receivables	67,584
Total Assets	574,182,034

Liabilities:
Unrealized depreciation on forward foreign currency contracts	646,257
Payable for Fund shares repurchased	293,910
Investment management fee payable	101,194
Written options, at value (premiums received — $36,768)	14,156
Service and/or distribution fees payable	7,418
Due to custodian	1,839
Directors’ fees payable	293
Accrued expenses	62,876
Total Liabilities	1,127,943
Total Net Assets	$573,054,091

Net Assets:
Par value (Note 7)	$51,588
Paid-in capital in excess of par value	587,480,704
Overdistributed net investment income	(56,769)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(9,220,688)
Net unrealized depreciation on investments, futures contracts, written options and foreign currencies	(5,200,744)
Total Net Assets	$573,054,091

See Notes to Financial Statements.

16	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Shares Outstanding:
Class A	1,417,717
Class C	148,265
Class C1	279,110
Class FI	248,881
Class R	4,617
Class I	26,262,768
Class IS	23,226,983

Net Asset Value:
Class A (and redemption price)	$11.08
Class C*	$10.98
Class C1*	$11.03
Class FI (and redemption price)	$11.00
Class R (and redemption price)	$11.03
Class I (and redemption price)	$11.11
Class IS (and redemption price)	$11.12
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.57

*	Redemption price per share is NAV of Class C and C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	17

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$6,116,700

Expenses:
Investment management fee (Note 2)	1,247,098
Transfer agent fees (Note 5)	237,941
Registration fees	132,256
Service and/or distribution fees (Notes 2 and 5)	111,897
Fund accounting fees	63,268
Audit and tax	58,790
Legal fees	42,326
Directors’ fees	31,232
Shareholder reports	27,110
Insurance	13,365
Fees recaptured by investment manager (Note 2)	7,606
Custody fees	500
Miscellaneous expenses	10,633
Total Expenses	1,984,022
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,225)
Net Expenses	1,981,797
Net Investment Income	4,134,903

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,818,977)
Futures contracts	(371,156)
Written options	847,273
Foreign currency transactions	2,715,697
Net Realized Loss	(1,627,163)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(57,621,845)
Futures contracts	536,471
Written options	16,940
Foreign currencies	(182,641)
Change in Net Unrealized Appreciation (Depreciation)	(57,251,075)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(58,878,238)
Decrease in Net Assets from Operations	$(54,743,335)

See Notes to Financial Statements.

18	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$4,134,903	$10,834,944
Net realized gain (loss)	(1,627,163)	10,839,299
Change in net unrealized appreciation (depreciation)	(57,251,075)	17,406,360
Increase (Decrease) in Net Assets From Operations	(54,743,335)	39,080,603

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,655,778)	(13,256,746)
Net realized gains	—	(7,741,197)
Decrease in Net Assets From Distributions to Shareholders	(6,655,778)	(20,997,943)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	166,796,045	320,057,415
Reinvestment of distributions	6,498,723	20,197,546
Cost of shares repurchased	(203,821,736)	(153,793,318)
Net assets of shares issued in connection with merger (Note 8)	—	40,861,184
Increase (Decrease) in Net Assets From Fund Share Transactions	(30,526,968)	227,322,827
Increase (Decrease) in Net Assets	(91,926,081)	245,405,487

Net Assets:
Beginning of year	664,980,172	419,574,685
End of year*	$573,054,091	$664,980,172
* Includes overdistributed net investment income of:	$(56,769)	$(457,628)

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	19

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012[2]

Net asset value, beginning of year	$12.22	$ 12.10

Income (loss) from operations:
Net investment income	0.04	0.20
Net realized and unrealized gain (loss)	(1.08)	0.23
Total income (loss) from operations	(1.04)	0.43

Less distributions from:
Net investment income	(0.10)	(0.16)
Net realized gains	—	(0.15)
Total distributions	(0.10)	(0.31)

Net asset value, end of year	$11.08	$12.22
Total return[3]	(8.52)%	3.56%

Net assets, end of year (000s)	$15,703	$26,958

Ratios to average net assets:
Gross expenses	0.66%	0.67%[4]
Net expenses[5,6]	0.66	0.67 [4]
Net investment income	0.33	2.42 [4]

Portfolio turnover rate	32%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

20	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of year	$12.17	$12.10

Income (loss) from operations:
Net investment income (loss)	(0.04)	0.09
Net realized and unrealized gain (loss)	(1.08)	0.27
Total income (loss) from operations	(1.12)	0.36

Less distributions from:
Net investment income	(0.07)	(0.14)
Net realized gains	—	(0.15)
Total distributions	(0.07)	(0.29)

Net asset value, end of year	$10.98	$12.17
Total return[3]	(9.23)%	2.97%

Net assets, end of year (000s)	$1,628	$1,987

Ratios to average net assets:
Gross expenses	1.51%	1.29%[4]
Net expenses[5,6]	1.40 [7]	1.29 [4]
Net investment income (loss)	(0.35)	1.15 [4]

Portfolio turnover rate	32%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	21

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2013	2012[2]

Net asset value, beginning of year	$12.21	$12.35

Income (loss) from operations:
Net investment income (loss)	(0.03)	0.05
Net realized and unrealized loss	(1.07)	(0.03)
Total income (loss) from operations	(1.10)	0.02

Less distributions from:
Net investment income	(0.08)	(0.06)
Net realized gains	—	(0.10)
Total distributions	(0.08)	(0.16)

Net asset value, end of year	$11.03	$12.21
Total return[3]	(9.09)%	0.13%

Net assets, end of year (000s)	$3,078	$5,642

Ratios to average net assets:
Gross expenses	1.26%	1.22%[4]
Net expenses[5,6]	1.26	1.22 [4]
Net investment income (loss)	(0.28)	1.84 [4]

Portfolio turnover rate	32%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 5, 2012 (commencement of operations) through December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

22	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.14	$11.80	$10.87	$10.59	$ 9.51

Income (loss) from operations:
Net investment income	0.02	0.16	0.32	0.19	0.14
Net realized and unrealized gain (loss)	(1.06)	0.57	0.99	0.36	1.04
Total income (loss) from operations	(1.04)	0.73	1.31	0.55	1.18

Less distributions from:
Net investment income	(0.10)	(0.24)	(0.38)	(0.27)	(0.10)
Net realized gains	—	(0.15)	—	—	—
Total distributions	(0.10)	(0.39)	(0.38)	(0.27)	(0.10)

Net asset value, end of year	$11.00	$12.14	$11.80	$10.87	$10.59
Total return[3]	(8.64)%	6.22%	12.29%	5.21%	12.53%

Net assets, end of year (000s)	$2,737	$1,577	$1,273	$457	$301

Ratios to average net assets:
Gross expenses	0.84%[4]	0.89%[4]	0.86%[4]	0.93%	0.79%
Net expenses[5,6,7]	0.83 [4]	0.80 [4]	0.75 [4]	0.75	0.62
Net investment income	0.14	1.30	2.85	1.75	1.40

Portfolio turnover rate	32%	54%	50%	39%	41%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.75%.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	23

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013	2012[2]

Net asset value, beginning of year	$12.20	$12.10

Income (loss) from operations:
Net investment income (loss)	(0.05)	0.10
Net realized and unrealized gain (loss)	(1.03)	0.31
Total income (loss) from operations	(1.08)	0.41

Less distributions from:
Net investment income	(0.09)	(0.16)
Net realized gains	—	(0.15)
Total distributions	(0.09)	(0.31)

Net asset value, end of year	$11.03	$12.20
Total return[3]	(8.93)%	3.33%

Net assets, end of year (000s)	$51	$10

Ratios to average net assets:
Gross expenses	1.17%[6]	0.99%[4]
Net expenses[5,7,8]	1.07 [6]	0.98 [4]
Net investment income (loss)	(0.45)	1.19 [4]

Portfolio turnover rate	32%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

24	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 12.23	$ 11.85	$ 10.91	$ 10.63	$ 9.53

Income (loss) from operations:
Net investment income	0.08	0.21	0.41	0.24	0.11
Net realized and unrealized gain (loss)	(1.08)	0.59	0.96	0.36	1.11
Total income (loss) from operations	(1.00)	0.80	1.37	0.60	1.22

Less distributions from:
Net investment income	(0.12)	(0.27)	(0.43)	(0.32)	(0.12)
Net realized gains	—	(0.15)	—	—	—
Total distributions	(0.12)	(0.42)	(0.43)	(0.32)	(0.12)

Net asset value, end of year	$11.11	$12.23	$11.85	$10.91	$10.63
Total return[3]	(8.19)%	6.75%	12.81%	5.67%	12.86%

Net assets, end of year (000s)	$291,664	$380,571	$355,538	$516,765	$440,964

Ratios to average net assets:
Gross expenses	0.31%	0.31%	0.33%	0.32%	0.32%
Net expenses[4,5]	0.31	0.30 [6]	0.31 [6]	0.30 [6]	0.30 [6]
Net investment income	0.67	1.74	3.58	2.22	1.10

Portfolio turnover rate	32%	54%	50%	39%	41%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Prior to May 1, 2012, the investment manager had contractually agreed to waive fees and/or reimburse operating expenses at an annual rate of 0.02%.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	25

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 12.24	$ 11.85	$ 10.92	$ 10.64	$ 9.53

Income (loss) from operations:
Net investment income	0.08	0.23	0.40	0.23	0.18
Net realized and unrealized gain (loss)	(1.07)	0.58	0.96	0.37	1.05
Total income (loss) from operations	(0.99)	0.81	1.36	0.60	1.23

Less distributions from:
Net investment income	(0.13)	(0.27)	(0.43)	(0.32)	(0.12)
Net realized gains	—	(0.15)	—	—	—
Total distributions	(0.13)	(0.42)	(0.43)	(0.32)	(0.12)

Net asset value, end of year	$11.12	$12.24	$11.85	$10.92	$10.64
Total return[3]	(8.17)%	6.85%	12.76%	5.72%	12.99%

Net assets, end of year (000s)	$258,193	$248,235	$62,764	$45,141	$23,463

Ratios to average net assets:
Gross expenses	0.27%[4]	0.26%[4]	0.27%[4]	0.27%	0.28%
Net expenses[5,6]	0.27 [4]	0.26 [4,7]	0.25 [4,7]	0.25 [7]	0.25 [7]
Net investment income	0.71	1.93	3.54	2.12	1.80

Portfolio turnover rate	32%	54%	50%	39%	41%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.25%.

See Notes to Financial Statements.

26	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$536,262,577	—	$536,262,577
Asset-backed securities	—	211,973	—	211,973
Corporate bond & notes	—	392,814	—	392,814
Non-U.S. treasury inflation protected securities	—	1,822,968	—	1,822,968
Purchased options	$113,250	—	—	113,250
Total long-term investments	$113,250	$538,690,332	—	$538,803,582
Short-term investments†	—	28,849,726	—	28,849,726
Total investments	$113,250	$567,540,058	—	$567,653,308
Other financial instruments:
Futures contracts	$1,193,352	—	—	$1,193,352
Forward foreign currency contracts	—	$1,504,313	—	1,504,313
Total other financial instruments	$1,193,352	$1,504,313	—	$2,697,665
Total	$1,306,602	$569,044,371	—	$570,350,973

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$14,156	—	—	$14,156
Futures contracts	570,095	—	—	570,095
Forward foreign currency contracts	—	$646,257	—	646,257
Total	$584,251	$646,257	—	$1,230,508

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an

30	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of

32	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $660,413. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$2,921,734	$(2,921,734)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.90%, 1.65%, 1.40%, 0.85% and 1.15% for Class A, Class C, Class C1, Class FI and

34	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Class R shares, respectively. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.25% and 0.75% for Class IS and Class FI shares, respectively. With respect to Class I shares, the investment manager had contractually agreed to waive fees and/or reimburse operating expenses at an annual rate 0.02% of the Fund’s average daily net assets attributable to such class (“Flat Waiver”).

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $2,225.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A1	Class C1	Class C1[2]	Class FI	Class R	Class I	Class IS
Expires December 31, 2014	—	—	—	—	—	$23,563	$1,699
Expires December 31, 2015	—	$2,058	—	$144	$23	—	—
Fee waivers/expense reimbursements subject to recapture	—	$2,058	—	$144	$23	$23,563	$1,699

[1]	The class commenced operations on April 30, 2012

[2]	The class commenced operations on October 5, 2012

For the year ended December 31, 2013, LMPFA recaptured $5,642, $1,963, and $1 for Class IS, Class FI and Class R shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

For the year ended December 31, 2013, LMIS and its affiliates received sales charges of $323 on sales of the Fund’s Class A shares. In addition, for year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class C	Class C1
CDSCs	$3,780	$424

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of December 31, 2013, Legg Mason and its affiliates owned 35% of the Fund.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$6,610,575	$185,047,764
Sales	8,434,570	186,805,639

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,256,160
Gross unrealized depreciation	(18,064,809)
Net unrealized depreciation	$(7,808,649)

During the year ended December 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	130	$72,703
Options written	5,849	1,533,006
Options closed	(4,163)	(1,277,658)
Options exercised	(833)	(182,043)
Options expired	(681)	(109,240)
Written options, outstanding as of December 31, 2013	302	$36,768

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	606	3/14	$72,873,470	$72,303,375	$(570,095)
Contracts to Sell:
U.S. Treasury 10-Year Notes	610	3/14	$75,830,127	$75,058,594	$771,533
U.S. Treasury Ultra Long-Term Bonds	229	3/14	29,805,381	29,383,562	421,819
					1,193,352
Net unrealized gain on open futures contracts					$623,257

36	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Citibank, N.A.	8,552,028	$8,041,728	2/18/14	$17,066
Canadian Dollar	Citibank, N.A.	6,260,000	5,886,466	2/18/14	9,696
Japanese Yen	Credit Suisse First Boston Inc.	601,130,000	5,709,356	2/18/14	(122,923)
Japanese Yen	Credit Suisse First Boston Inc.	550,000,000	5,223,738	2/18/14	(371,607)
					(467,768)
Contracts to Sell:
Japanese Yen	Goldman Sachs Group Inc.	550,000,000	5,223,169	1/27/14	397,680
Canadian Dollar	Citibank, N.A.	6,070,000	5,707,803	2/18/14	69,793
Canadian Dollar	Citibank, N.A.	22,828,184	21,466,026	2/18/14	354,444
Euro	Credit Suisse First Boston Inc.	1,210,000	1,664,566	2/18/14	(34,443)
Euro	Credit Suisse First Boston Inc.	3,029,890	4,168,141	2/18/14	(117,284)
Japanese Yen	Citibank, N.A.	558,500,000	5,304,468	2/18/14	285,126
Japanese Yen	Citibank, N.A.	626,890,000	5,954,017	2/18/14	370,508
					1,325,824
Net unrealized gain on open forward foreign currency contracts					$858,056

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$113,250	—	$113,250
Futures contracts[3]	1,193,352	—	1,193,352
Forward foreign currency contracts	—	$1,504,313	1,504,313
Total	$1,306,602	$1,504,313	$2,810,915

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$14,156	—	$14,156
Futures contracts[3]	570,095	—	570,095
Forward foreign currency contracts	—	$646,257	646,257
Total	$584,251	$646,257	$1,230,508

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(783,138)	—	$(783,138)
Written options	847,273	—	847,273
Futures contracts	(371,156)	—	(371,156)
Forward foreign currency contracts	—	$2,753,642	2,753,642
Total	$(307,021)	$2,753,642	$2,446,621

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(982)	—	$(982)
Written options	16,940	—	16,940
Futures contracts	536,471	—	536,471
Forward foreign currency contracts	—	$(183,609)	(183,609)
Total	$552,429	$(183,609)	$368,820

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$140,709
Written options	96,399
Futures contracts (to buy)	27,632,761
Futures contracts (to sell)	21,042,178
Forward foreign currency contracts (to buy)	16,168,918
Forward foreign currency contracts (to sell)	45,806,033

38	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$113,250	—	$113,250
Futures contracts[3]	155,375	—	155,375
Forward foreign currency contracts	1,504,313	—	1,504,313
Total	$1,772,938	—	$1,772,938

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Written options	$14,156	—	$14,156
Forward foreign currency contracts	646,257	—	646,257
Total	$660,413	—	$660,413

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.75%, 0.25% and 0.50% of the average daily net assets of each respective class. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’s average net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$53,382	$31,299
Class C	19,103	4,747
Class C1	33,239	10,953
Class FI	6,063	6,139
Class R	110	93
Class I	—	176,945
Class IS	—	7,765
Total	$111,897	$237,941

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$2,058
Class C1	—
Class FI	144
Class R	23
Class I	—
Class IS	—
Total	$2,225

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$198,904	$137,665	†
Class C	12,606	8,659	†
Class C1	30,695	26,068	‡
Class FI	17,508	30,924
Class R	115	129	†
Class I	3,650,960	7,872,873
Class IS	2,744,990	5,180,428
Total	$6,655,778	$13,256,746

Net Realized Gains:
Class A	—	$221,519	†
Class C	—	16,494	†
Class C1	—	46,225	‡
Class FI	—	18,953
Class R	—	122	†
Class I	—	4,524,799
Class IS	—	2,913,085
Total	—	$7,741,197

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 5, 2012 (inception date) through December 31, 2012.

40	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

7. Capital shares

At December 31, 2013, the Corporation had 37.2 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	303,364	$3,471,806	31,588	†	$388,169	†
Shares issued on reinvestment	15,551	184,041	27,749	†	340,940	†
Shares repurchased	(1,106,861)	(12,751,065)	(570,830)	†	(7,026,060)	†
Shares issued with merger	—	—	2,717,156	†	33,544,101	†
Net increase (decrease)	(787,946)	$(9,095,218)	2,205,663	†	$27,247,150	†

Class C
Shares sold	41,913	$487,423	117,693	†	$1,439,786	†
Shares issued on reinvestment	1,028	12,217	2,056	†	25,150	†
Shares repurchased	(57,879)	(670,145)	(5,818)	†	(71,447)	†
Shares issued with merger	—	—	49,272	†	606,646	†
Net increase (decrease)	(14,938)	$(170,505)	163,203	†	$2,000,135	†

Class C1
Shares sold	3,376	$39,771	6,166	‡	$76,017	‡
Shares issued on reinvestment	2,539	30,227	5,787	‡	71,022	‡
Shares repurchased	(188,821)	(2,169,151)	(93,499)	‡	(1,149,643)	‡
Shares issued with merger	—	—	543,562	‡	6,710,437	‡
Net increase (decrease)	(182,906)	$(2,099,153)	462,016	‡	$5,707,833	‡

Class FI
Shares sold	833,578	$9,383,928	53,997		$650,653
Shares issued on reinvestment	1,509	17,506	4,108		49,856
Shares repurchased	(716,112)	(8,058,183)	(36,100)		(439,942)
Net increase	118,975	$1,343,251	22,005		$260,567

Class R
Shares sold	5,379	$60,815	826	†	$10,000	†
Shares issued on reinvestment	7	82	21	†	251	†
Shares repurchased	(1,616)	(18,205)	—		—
Net increase	3,770	$42,692	847	†	$10,251	†

Class I
Shares sold	6,518,888	$76,344,834	9,407,460		$114,408,526
Shares issued on reinvestment	305,131	3,592,991	968,443		11,824,988
Shares repurchased	(11,671,900)	(135,084,043)	(9,272,511)		(112,463,303)
Net increase (decrease)	(4,847,881)	$(55,146,218)	1,103,392		$13,770,211

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class IS
Shares sold	6,595,796	$77,007,468	17,010,813	$203,084,264
Shares issued on reinvestment	226,471	2,661,659	645,275	7,885,339
Shares repurchased	(3,873,913)	(45,070,944)	(2,671,896)	(32,642,923)
Net increase	2,948,354	$34,598,183	14,984,192	$178,326,680

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 5, 2012 (inception date) through December 31, 2012.

8. Transfer of net assets

On October 5, 2012, the Fund acquired the assets and certain liabilities of the Legg Mason Western Asset Global Inflation Management Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Western Asset Global Inflation Management Fund	3,309,990	$40,861,184	$617,534,397

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class C and Class C1 received 0.911318, 0.914206 and 0.909788 shares of Class A, Class C and Class C1 shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $1,852,865, accumulated net realized loss of $302,403 and accumulated net investment loss of $147,556. Total net assets of the Fund immediately after the transfer were $658,395,581. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$11,049,268
Net realized gain	11,736,808
Change in net unrealized appreciation/depreciation	17,682,209
Increase net assets from operations	$40,468,285

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on October 5, 2012.

42	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$6,655,778	$13,806,435
Net long-term capital gains	—	7,191,508
Total distributions paid	$6,655,778	$20,997,943

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$950,139
Deferred capital losses*	(1,968,643)
Other book/tax temporary differences(a)	(7,159,431)
Unrealized appreciation (depreciation)(b)	(6,300,266)
Total accumulated earnings (losses) — net	$(14,478,201)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report	43

Report of independent registered public

accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Inflation Indexed Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Inflation Indexed Plus Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2014

44	Western Asset Inflation Indexed Plus Bond Fund 2013 Annual Report

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 17, 2013 and October 22 and 30, 2013. At a meeting held on November 19, 2013, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

Western Asset Inflation Indexed Plus Bond Fund	45

Board approval of investment management and advisory agreements (unaudited) (cont’d)

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2013. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection,

46	Western Asset Inflation Indexed Plus Bond Fund

the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Inflation Indexed Plus Bond Fund	47

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008-2009).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Vice President, International Rowing Federation (since 1995); Member of the International Olympic Committee (since 1986).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

48	Western Asset Inflation Indexed Plus Bond Fund

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (since 2007) (online travel company); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Orbitz Worldwide (global on-line travel company)

Western Asset Inflation Indexed Plus Bond Fund	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

50	Western Asset Inflation Indexed Plus Bond Fund

Officers[5] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

Mr. Abeles, Jr. became a Director effective May 22, 2013. In addition to overseeing the eleven portfolios of the Corporation, each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund.

[3]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Mr. Fuller became President and Chief Executive Officer effective May 22, 2013. R. Jay Gerken retired as a Director and President and Chief Executive Officer effective May 22, 2013.

Western Asset Inflation Indexed Plus Bond Fund	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2013:

Record date:	Daily
Payable date:	January 2013- December 2013
Interest from Federal Obligations	73.15%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

52	Western Asset Inflation Indexed Plus Bond Fund

Western Asset

Inflation Indexed Plus Bond Fund

Directors

William E. B. Siart

Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset Inflation Indexed Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Inflation Indexed Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Inflation Indexed Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013142 2/14 SR14-2148

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012 and in $509,091 December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $12,750 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012 and $45,605 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 in December 31, 2012 and $19,109 in December 31, 2013, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012 and $240,000 in December 31, 2013.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles Jr.

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2014